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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 30, 2004


         INDYMAC MBS, INC. (as depositor under the Pooling and
         Servicing Agreement, dated as of April 1, 2004, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through
         Certificates, Series 2004-C).

                               INDYMAC MBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                        Delaware                                 333-102888                          95-4791925
       --------------------------------------                     -----------                     ----------------
              (State or Other Jurisdiction                        (Commission                     (I.R.S. Employer
                    of Incorporation)                            File Number)                   Identification No.)

                  155 North Lake Avenue
                  Pasadena, California                                                                 91101
                  --------------------                                                               --------
                  (Address of Principal                                                              (Zip Code)
                   Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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


Item 5.  Other Events.
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     On April 30, 2004, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-C (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of April 1, 2004, by and among the Company, IndyMac and the Trustee.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INDYMAC MBS, INC.



                                       By:  /s/ Victor H. Woodworth
                                            --------------------------------
                                            Victor H. Woodworth
                                            Vice President



Dated:  May 28, 2004


                                       3
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                                 Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1.    Pooling and Servicing Agreement, dated as of April 1, 2004,
         by and among, the Company, IndyMac and the Trustee                 5




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